OFFICERS SUPPLEMENTAL RETIREMENT PLAN


     This Agreement, entered into as of the date set forth on the Summary Schedule, which is attached hereto and made a part hereof, by and between CENTRAL VERMONT PUBLIC SERVICE CORPORATION (hereinafter "Company") and the Executive named on the Summary Schedule (hereinafter "Executive").

     WHEREAS, the Executive has provided valuable services to the Company and the Company desires to retain the Executive's valuable services and to aid in providing retirement and death benefits to the Executive and his/her beneficiaries; and

     WHEREAS, the Executive is a highly compensated managerial employee;

     NOW THEREFORE, the Company and the Executive in consideration of the terms and conditions set forth herein hereby mutually covenant and agree as follows:

     1. Retirement Benefit: The Company will commence paying the Executive within thirty (30) days after the Executive's normal retirement date, provided the Executive is employed by the Company on his/her normal retirement date, the amount per month set forth on the Summary Schedule guaranteed for fifteen (15) years. If the Executive dies after becoming entitled to payments, but before the payments guaranteed for fifteen (15) years have been paid, the unpaid balance of the payment guaranteed for fifteen (15) years will continue to be paid by the Company to the beneficiaries named in the Summary Schedule.

     2. Early Retirement Benefits: In the event the Executive's employment with the Company terminates prior to the Executive's normal retirement date for any reason other than death of the Executive or cause (gross misconduct) and the Executive has attained the age of 55 and has been employed by the Company for at least 10 years, then within thirty (30) days of the date of such termination, or reaching the age of 60, whichever is later, the Company will commence paying the Executive the monthly retirement benefit set forth on the Summary Schedule for fifteen years reduced by such amount as shall be determined by the Company, however, such reduction shall not be more than five percent
(5%) for each full year that the benefit commencement date precedes the normal retirement date. Partial years shall be completed by a straight-line interpolation. If the Executive dies after becoming entitled to payments under this paragraph, but before all the guaranteed payments have commenced or have been made, the remaining payments shall be made by the Company to the beneficiaries named in the Summary Schedule.

     3. Death Benefit: If the Executive dies after becoming eligible for guaranteed payments under paragraph 1 or 2, then the Company shall pay to the Executive's beneficiaries as an additional benefit, the sum of one hundred thousand dollars ($100,000.).

     4. Leave of Absence: The Company may grant the Executive one or more leaves of absence during which time the Executive shall be considered to be in the employ of the Company for purposes of this Agreement.

     5. Assignability: The benefits provided by this Agreement will not be subject to garnishment, attachment or any other legal process by the creditors of the Executive or of any person or persons designated as beneficiaries of the agreement.

     6. Employment and Other Rights: This Agreement creates no rights whatsoever in the Executive to continue in the employ of the Company for any length of time, nor does it create any rights in the Executive or obligations on the part of the Company except as set forth herein.

     7. Anti-Alienability Clause: Neither the Executive nor any beneficiary shall transfer, assign, pledge, mortgage or encumber any of the benefits and payments hereunder. The benefits shall not be subject to seizure, lien, judgement, alimony, levy, garnishment, or attachment.

     In the event that the Executive or any Beneficiary shall attempt any of the above acts, then the payment of installment payments or benefits by the Company shall immediately cease and terminate.

     8. No Effect On Other Plans: Nothing contained herein shall affect any right or privilege of the Executive with regard to other employee plans the Company has, or may have in the future.

     9. Financial Hardship: The Company may, in its sole discretion, pay the balance of the account, or any portion thereof to the Executive or any Beneficiary herein, provided that the Executive or Beneficiary has a demonstrable need due to financial hardship. The decision of whether or not financial hardship exists, or whether or not any payments herein shall be made, shall at all times rest solely with the Company, in its sole discretion.

     10. Reorganization of the Company: The Company agrees that it will not merge or consolidate with any other company, business corporation, partnership, or organization, and/or that it will not permit any of its activities to be taken over unless and until the succeeding or continuing corporation expressly assumes all rights, duties, privileges and obligations herein set forth. With regard to a default with respect to this provision, the Executive or Beneficiary shall have a continuing lien on all corporate assets, including transferred assets, until the Company's obligations herein are completely and totally fulfilled. In the event the Executive incurs litigation costs in imposing, enforcing, and collecting on said lien, those costs, including, but not limited to attorneys fees, shall be paid by the Company. The Company will pay to the Executive any taxes the Executive may incur on account of the Company, or its successor's default and the Executive's benefit will be reduced by the actuarial equivalent value of the taxes paid.

     11. Unsecured Provision: The rights of the Executive under this Agreement, and of any Beneficiary shall be solely those of an unsecured creditor of the Company. Any asset acquired by the Company in connection with any obligation herein shall not be deemed to be held in trust for the Executive or Beneficiary. All such assets remain general, unpledged assets of the Company.

     12. Communications: Any notice or communication shall be made in writing and addressed as the case may be to the principal offices of the Company and the principal residence of the Executive. Each part shall notify the other of a change of address of the principal office and principal residence.

     13. Facility of Payment: Any installment or payment required to be made by the Company under this Agreement, to any person entitled to said payment, with the person being under a legal disability at the time, then said payment may be made in any of the following ways, by the Company, in its sole discretion.

     1.  Directly to the person.
     2.  To the legal representative of the person.
     3. To some near relative of the person, said payment to be used for the latter's benefit.
     4. Directly for the payment of expenses relating to the health, maintenance, support and education of the person. Any such payment by the Company shall be a discharge of the obligation to make said payment. The company shall not be liable for making the payment to any of the parties enumerated above.

     14. Arbitration: In the event of any dispute arising between the parties of this Agreement, the parties agree that such controversy shall be settled by arbitration, in accordance with the rules of the American Arbitration Association. One arbitrator shall be named by each party involved in the dispute, with an additional arbitrator named by the arbitrators so chosen. All costs arising from said arbitration shall be borne by the Company.

     15. State Law: This Agreement shall be construed under the laws of the State of Vermont.

     16. Revocability: This Agreement may be revoked or amended inwhole or part by a writing signed by both parties hereto except as set forth in Paragraph 17 below.

     17. Amendment: Notwithstanding any other provision of this Agreement, in the event of a substantial change in the Federal Income Tax Laws affecting the economic viability of this plan, the Board of Directors may amend the plan by freezing the Executive's salary level for purposes of this Plan at the level as of date of such amendment.

     18. Headings: Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

     19. Waiver: A waiver of one or more provisions of this Agreement shall not affect any provisions of this Agreement, such a that the remaining provisions will remain in full force and effect.

     20. Invalid Provisions: Should any clause, sentence or paragraph of this Agreement be judicially declared invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement unless said clause, sentence or paragraph shall go to the heart of this Agreement. However, the balance of the Agreement will survive such an event if the Parties hereto agree that the part or parts of this Agreement going to the heart of this Agreement so held to be invalid, unenforceable, or void shall be deemed to have been stricken and that the remainder shall have the same force and effect as if said part or parts had never been included herein.

     21. Authorship: The Company acknowledges and concedes that it drafted this agreement and that therefore any ambiguity contained therein must be construed against it.

     22. Whole Agreement: This writing contains the whole Agreement, except as other wise provided in the Change of Control Agreements, with no other understandings or provisions other than what is considered herein.

     Executed in duplicate as of this _______ day of _______________, 19_______.

IN PRESENCE OF:


_______________________________    _____________________________
                                   Executive

                                   CENTRAL VERMONT PUBLIC SERVICE
                                  CORPORATION



_______________________________    By___________________________
                                      Duly Authorized Agent


                 OFFICERS SUPPLEMENTAL RETIREMENT PLAN
                            SUMMARY SCHEDULE

1.  Name of Executive:___________________________________________

2.  Address:___________________________________________________
            ___________________________________________________

3.  Date of Agreement:___________________________________________

4. Monthly Retirement Benefit: __________________________ of the Executive's salary from the Company for the calendar year before retirement or termination of employment divided by 12.

5.  Beneficiaries: _______________________________________________
                   _______________________________________________
                   _______________________________________________

     In the event there are no surviving beneficiaries, then the benefit shall be paid to the Executor or Administrator of the last survivor of the Executive and said beneficiaries.

6.   Normal Retirement Date:______________________________________

     Executed in duplicate this __________ day of ____________________,
19_____.



________________________________       _______________________________
Witness                                Executive


                                       CENTRAL VERMONT PUBLIC SERVICE
                                               CORPORATION



________________________________       By_____________________________
Witness                                  Duly Authorized Agent





                       OFFICERS INSURANCE AGREEMENT

     This AGREEMENT made as of this date set forth on the Summary
Schedule, which is attached hereto and made a part hereof, by and between Central Vermont Public Service Corporation (hereinafter
"Company") and the Executive named in the Summary Schedule (hereinafter "Executive").

     WHEREAS, the Executive has provided valuable services to the Company and Company desired to retain the Executive's valuable services and to provide the Executive and his/her beneficiaries with death benefits;

     NOW THEREFORE, the Company and the Executive in consideration of the terms and conditions set forth herein hereby mutually covenant and agree as follows:

     1.  Death Benefit:

     The Company agrees to purchase a life insurance policy on the life of the Executive which policy shall provide death benefits for the Executive's named beneficiaries in an amount equal to the Death Benefit set forth on the Summary Schedule. The Company shall be the owner of the policy and shall be entitled to exercise all of the rights and privileges available under the terms of the policy. The balance of the proceeds from the life insurance policy in excess of the Death Benefit provided for the Executive shall belong to the Company. Executive shall designate on the Summary Schedule the beneficiaries of the Death Benefit. The Executive may change the designated beneficiaries at any time by giving written notice to the Company.

     2.  Conditions:

     (a)  Except as otherwise provided by the Change of Control
Agreement, upon the Executive's termination of employment with the Company this Agreement shall automatically terminate and the Executive shall have no further rights hereunder and all proceeds from the policy shall thereafter belong to the Company.

     (b) The Executive agrees that he already has, or will, answer truthfully any questions or request for information by an insurance company in connection with the issuance of a policy upon his life with the Company as owner thereof. If the Executives fails to do so, or dies by suicide, and the liability of the insurer under said policy or policies, if any, is restricted to any degree as a result of such failure or suicide, then the Company shall be released from all of its obligations to Executive under this Agreement.

     3.  Premiums:

     The premiums for the insurance policy shall be paid by the Company.

     4.  Dividends:

     The dividends on the policy will be used to purchase additional paid-up insurance.

     5.  Extra Features:

     There will be incorporated in the policy a rider providing for waiver of premiums, if available, in the event of the total and permanent disability of the insured.

     6.  Termination:

     The Company may cancel this Agreement on thirty (30) days written notice to the Executive.

     7.  Definitions:

     The following terms as used in the Agreement mean:

     1. "Premiums" The premiums provided for by the policy including any premium for the Waiver of Premium rider but exclusive of any other riders.

     2. "Cash Value" The cash value including guaranteed cash value and value of insurance additions purchased with dividends as defined in the policy.

     8.  Successors and Assigns:

     All Company's rights under this Agreement will pass to and this Agreement will be binding upon its successors and assigns. All
Executive's rights under this Agreement will pass to and this Agreement will be binding upon Executive's heirs, beneficiaries, Executors and Administrators.

     9.  Arbitration:

     In the event of any dispute arising between the parties to this Agreement, the parties agree that such controversy shall be settled by arbitration, in accordance with the rules of the American Arbitration Association. One arbitrator shall be named by each party involved in the dispute, with an additional arbitrator named by the arbitrators so chosen. All costs arising from said arbitration shall be borne by the Company.

     10.  State Law:

     This Agreement shall be construed under the laws of the State of Vermont.

     11.  Revocability:

     This Agreement may be revoked or amended in whole or part by a writing signed by both parties hereto.

     12.  Whole Agreement:

     Except as otherwise provided by the Change of Control Agreement, this writing contains the whole agreement, with no other understanding or provisions other than what is contained herein.

     13. Headings: Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

     14. Waiver. A waiver of one or more provisions of this Agreement, shall not affect any other provisions of this Agreement, such that the remaining provisions will remain in full force and effect.

     15. Invalid Provisions. Should any clause, sentence or paragraph of this Agreement be judicially declared invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement unless said clause, sentence or paragraph shall go to the heart of this Agreement. However, the balance of the Agreement will survive such an event if the Parties hereto agree that the part or parts of this Agreement going to the heart of this Agreement so held to be invalid, unenforceable, or void shall be deemed to have been stricken and that the remainder shall have the same force and effect as if said part or parts had never been included herein.

     16. Authorship. The Company acknowledges and concedes that it drafted this agreement and that therefore any ambiguity contained therein must be construed against it.

     EXECUTED in duplicate as of this _________ day of _______________, 19____.

IN THE PRESENCE OF:

_______________________________     _______________________________
Witness                             Executive


                                    CENTRAL VERMONT PUBLIC SERVICE
                                             CORPORATION


_______________________________     By_____________________________
Witness                               Duly Authorized Agent





                      OFFICERS INSURANCE AGREEMENT

                           SUMMARY SCHEDULE



1.  Name of Executive:___________________________________________


2.  Address:___________________________________________________

            ___________________________________________________


3.  Date:  ___________________________________________________


4.  Name of Insurance Company:___________________________________

              ___________________________________________________


5.  Policy  Number:______________________________________________


6.  Death Benefit:  _________________(________times the Executives
                                      Salary)


7.  Beneficiaries:  ______________________________________________

                    ______________________________________________

     If a beneficiary is not named or if the named beneficiary does not survive the Executive, the Death Benefit shall be paid to the Executor or Administrator of the Executive's Estate.

     DATED at Rutland, Vermont, this ______ day of _____________,
19_____.


_______________________________     _______________________________
Witness                             Executive



                                     CENTRAL VERMONT PUBLIC SERVICE
                                             CORPORATION


_______________________________     By_____________________________
Witness                               Duly Authorized Agent